UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax-Free Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free USA Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.72%
Corporate Revenue Bonds – 14.44%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	$11,000,000	$9,811,670
Chautauqua County, New York Industrial Development Agency (NRG Dunkirk Power Project)
5.875% 4/1/42	2,000,000	2,282,300
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Asset-Backed Senior Notes Series A-1
5.125% 6/1/47	1,000,000	845,220
5.75% 6/1/47	12,180,000	11,370,882
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,955,000	3,365,597
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28	6,000,000	7,395,300
6.25% 6/1/24	6,810,000	7,727,035
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project)
6.00% 12/1/26	2,500,000	2,586,850
Indianapolis, Indiana Airport Authority Revenue Special Facilities
(Federal Express Corp. Project)
5.10% 1/15/17 (AMT)	2,750,000	3,109,508
Series 1998 5.50% 5/1/29 (AMT)	2,000,000	2,002,000
Maryland Economic Development Corporation Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	3,375,000	3,729,611
Massachusetts Development Finance Agency Revenue (Covanta Energy Project)
Series B 4.875% 11/1/42	3,355,000	3,435,117
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	1,915,000	2,489,711
6.50% 11/1/39	3,915,000	5,624,759
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) 4.875% 9/15/19 (AMT)	2,000,000	2,058,680
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.75% 8/1/31 (AMT)	2,000,000	2,113,860
New York State Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	2,240,000	2,797,939
(Second Priority – Bank of America Tower) Class 3 6.375% 7/15/49	1,000,000	1,179,870
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(First Energy Generation) Series A 5.70% 8/1/20	4,750,000	5,741,990
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	6,340,000	7,691,751
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,031,020
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/32	1,000,000	1,203,090
5.00% 12/1/37	1,085,000	1,309,421
Valdez, Alaska Marine (BP Pipelines Project)
Series B 5.00% 1/1/21	3,455,000	4,279,087
Series C 5.00% 1/1/21	1,880,000	2,328,418
		98,510,686
Education Revenue Bonds – 10.91%
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	5,390,000	6,075,339
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	5,160,000	5,367,845
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	3,000,000	3,664,050
Delaware County, Pennsylvania Industrial Development Authority Charter School
Revenue (Chester Community Charter School Project) Series A 6.125% 8/15/40	1,225,000	1,128,017

Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,850,000	2,843,873
Marietta, Georgia Development Authority Revenue (Life University Income Project)
7.00% 6/15/39	4,200,000	4,564,014
Massachusetts Development Finance Agency (Harvard University) Series B-2 5.25% 2/1/34	5,000,000	6,221,150
Massachusetts State Health & Educational Facilities Authority Revenue
(Harvard University) Series A
5.00% 12/15/29	5,295,000	6,554,944
5.50% 11/15/36	4,515,000	5,614,944
Missouri State Health & Educational Facilities Authority Revenue
(Washington University) Series A 5.375% 3/15/39	5,000,000	5,907,950
New Jersey Economic Development Authority Revenue (Provident Group - Montclair)
5.875% 6/1/42	4,285,000	4,878,687
New Jersey State Educational Facilities Authority Revenue (University of Medicine &
Dentistry) Series B 7.50% 12/1/32	1,435,000	1,838,838
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/31	1,500,000	1,736,685
North Texas Education Finance Corporation (Uplift Education) Series A 5.125% 12/1/42	3,000,000	3,247,380
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	6,000,000	6,441,839
Private Colleges & Universities Authority, Georgia Revenue (Mercer University)
Series A 5.00% 10/1/32	1,360,000	1,530,898
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project)
5.50% 6/15/37	1,665,000	1,664,950
San Juan, Texas Higher Education Finance Authority Education Revenue
(Ideal Public Schools) Series A 6.70% 8/15/40	1,500,000	1,787,100
St. Louis, Missouri Industrial Development Authority Revenue
(Confluence Academy Project) Series A
5.25% 6/15/25	1,150,000	1,135,430
5.35% 6/15/32	2,300,000	2,242,822
		74,446,755
Electric Revenue Bonds – 3.15%
California State Department of Water Resources Series L 5.00% 5/1/20	5,000,000	6,406,950
Long Island, New York Power Authority Series A 5.00% 9/1/37	2,440,000	2,830,839
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	5,430,000	5,556,465
Series PP 5.00% 7/1/25 (NATL-RE) (FGIC)	1,000,000	1,040,920
Series WW 5.50% 7/1/38	2,100,000	2,177,952
Series XX 5.75% 7/1/36	3,245,000	3,484,773
		21,497,899
Healthcare Revenue Bonds – 10.72%
Alachua County, Florida Health Facilities Authority Refunding
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,237,740
Brevard County, Florida Health Facilities Authority Health Care Facilities Revenue
(Heath First Inc. Project) 7.00% 4/1/39	1,610,000	2,029,341
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project)
7.125% 7/1/29	2,500,000	3,218,225
California Statewide Communities Development Authority Revenue
(Kaiser Permanente) Series A 5.00% 4/1/42	3,375,000	3,931,403
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities
Revenue Unrefunded Balance (St. Francis Medical Center) Series A 5.50% 6/1/32	1,000,000	1,012,960
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing (St. Clarence -
Geac) Series A 6.25% 5/1/38	1,500,000	1,508,775
Colorado Health Facilities Authority Revenue (Evangelical Lutheran) Series A 5.25% 6/1/34	4,275,000	4,383,285
Fairfax County, Virginia Industrial Development Authority Revenue (Inova Health Services)
Series A 5.50% 5/15/35	2,500,000	2,924,400
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	3,000,000	3,649,770
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project)
5.625% 1/1/28	2,000,000	2,006,760
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41	3,000,000	3,349,230
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)
6.50%5/15/37	2,190,000	2,684,480
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	4,316,967
Martin County, Florida Health Facilities Authority Revenue (Martin Memorial Medical Center)
5.50% 11/15/42	2,500,000	2,819,075

Michigan State Hospital Finance Authority Revenue (Ascension Health Credit Group)
Series B 5.25% 11/15/26	3,500,000	3,615,500
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care) 6.00% 2/1/21	3,075,000	3,163,960
New York State Dormitory Authority Revenue Non State Supported Debt
(North Shore LI Jewish Health System) Series A 5.50% 5/1/37	3,000,000	3,491,010
(Orange Regional Medical Center)
6.25% 12/1/37	2,250,000	2,524,163
6.50% 12/1/21	2,745,000	3,234,516
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	1,645,252
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	3,260,000	3,381,859
Ohio State Higher Educational Facility Community Revenue (Cleveland Clinic Health
System Obligation Group) Series A 5.25% 1/1/33	2,000,000	2,241,320
^Oregon Health & Science University Revenue (Capital Appreciation Insured)
Series A 5.75% 7/1/21 (NATL-RE)	2,000,000	1,579,900
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Hospital
Revenue (Temple University Health System) Series A 5.50% 7/1/30	2,700,000	2,878,551
Rochester, Minnesota Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	1,310,000	1,417,734
Tempe, Arizona Industrial Development Authority Revenue (Friendship Village)
Series A 6.25% 12/1/46	1,000,000	1,100,000
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group)
9.125% 10/1/41	3,000,000	3,815,700
		73,161,876
Housing Revenue Bonds – 0.87%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45	4,735,000	5,308,597
Oregon Health, Housing, Educational, & Cultural Facilities Authority Revenue
(Pier Park Project) Series A 6.05% 4/1/18 (GNMA) (AMT)	650,000	651,918
		5,960,515
Lease Revenue Bonds – 10.27%
California Statewide Communities Development Authority Revenue (Inland Regional Center
Project) 5.25% 12/1/27	1,000,000	1,098,780
•Capital Area, Texas Cultural Education Facilities Finance Corporation Revenue (Roman
Catholic Diocese) Series B 6.125% 4/1/45	2,045,000	2,303,570
Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	10,250,000	12,471,688
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	3,500,000	4,238,850
Series GG 5.75% 9/1/23	1,000,000	1,273,910
New York City, New York Industrial Development Agency Revenue
(Queens Baseball Stadium) 5.00% 1/1/46 (AMBAC)	1,000,000	1,031,610
New York City, New York Industrial Development Agency Trips Series A
5.00% 7/1/28 (AMT)	1,685,000	1,806,910
New York State Liberty Development Corporation Revenue
(World Trade Center Project) 5.75% 11/15/51	16,490,000	20,209,871
Class 1 5.00% 9/15/40	2,140,000	2,539,110
Class 2 5.00% 9/15/43	3,860,000	4,473,315
Pennsylvania Economic Development Financing Authority (Unemployment
Compensation Revenue) Series A 5.00% 1/1/21	9,000,000	11,093,490
Puerto Rico Public Buildings Authority Revenue (Government Facilities)
Series F 5.25%7/1/25	930,000	1,015,625
Series U 5.25%7/1/42	4,100,000	4,213,283
^St. Louis, Missouri Industrial Development Authority Leasehold Revenue (Convention
Center Hotel) 5.80% 7/15/20 (AMBAC)	3,035,000	2,297,434
		70,067,446
Local General Obligation Bonds – 4.32%
Georgetown, Texas Independent School District (School Building)
5.00% 8/15/24 (PSF)	1,430,000	1,768,853
5.00% 8/15/26 (PSF)	1,000,000	1,226,830
New York City, New York
Series A 5.00% 8/1/19	2,690,000	3,354,403
Series I-1 5.375% 4/1/36	5,000,000	6,070,400
Subseries D-1 5.00% 10/1/36	6,500,000	7,744,035
State of California (Various Purpose) 5.00% 9/1/22	2,180,000	2,821,247
Wake County, North Carolina Refunding Series C
5.00% 3/1/20	4,400,000	5,642,472
5.00% 3/1/22	635,000	835,889
		29,464,129

§Pre-Refunded/Escrowed to Maturity Bonds – 7.23%
Boerne, Texas Independent School District Building 5.25% 2/1/27-13 (PSF)	3,000,000	3,025,500
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities
Revenue (Southeast Missouri Hospital) 5.25% 6/1/16 (NATL-RE)	310,000	338,780
Capital Trust Agency Florida Revenue
(Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32-14 (AMT)	4,750,000	5,037,660
(Orlando/Cargo Acquisition Project) 6.75% 1/1/32-14 (AMT)	2,395,000	2,565,285
Delaware Transportation Authority Revenue 5.00% 7/1/22-15	4,345,000	4,860,491
^Greene County, Missouri Single Family Mortgage Revenue Municipal Multiplier (Private
Mortgage Insurance) 11.75% 3/1/16	1,225,000	1,195,808
Missouri State Development Finance Board Infrastructure Facilities Revenue
(Branson Landing Project) Series A
5.25% 12/1/19-14	1,435,000	1,521,430
5.625% 12/1/28-14	2,365,000	2,500,846
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	1,935,000	2,096,960
New York City, New York Transitional Finance Authority Future Tax Secured Series D 5.00% 2/1/31-13	4,675,000	4,712,774
Oklahoma State Turnpike Authority Revenue (First Senior) 6.00% 1/1/22	13,535,000	18,850,464
Virgin Islands Public Finance Authority Revenue Series A 7.30% 10/1/18	1,615,000	1,972,367
Wisconsin Housing & Economic Developing Authority Revenue 6.10% 6/1/21-17 (FHA)	550,000	642,626
		49,320,991
Special Tax Revenue Bonds – 16.26%
Brooklyn Arena Local Development Corporation, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40	1,500,000	1,763,235
6.50% 7/15/30	8,230,000	9,988,669
California State Economic Recovery Series A 5.25% 7/1/21	3,130,000	3,905,927
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37	3,220,000	3,464,269
Denver, Colorado Convention Center Hotel Authority Revenue
Senior 5.00% 12/1/35 (SGI)	1,305,000	1,359,562
Florida Enterprise Community Development District Special Assessment
6.10% 5/1/16 (NATL-RE)	490,000	492,225
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	2,500,000	2,834,375
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	2,305,000	1,294,557
Hollywood, Florida Community Redevelopment Agency Revenue
(Beach CRA) 5.625% 3/1/24	1,200,000	1,242,024
Jacksonville, Florida Excise Taxes Revenue Series B 5.00% 10/1/26 (AMBAC)	1,000,000	1,002,270
Lammersville School District Community Facilities District #2002
(Mountain House) 5.125% 9/1/35	4,125,000	4,173,056
Missouri State Environmental Improvement & Energy Water Pollution Control Revenue
(State Revolving Fund Project) Series A 6.05% 7/1/16 (AGM)	670,000	673,162
Missouri State Highways & Transportation Commission State Road Revenue
Series B 5.00% 5/1/24	9,000,000	10,298,700
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,589,696
New Jersey Economic Development Authority Revenue
5.00% 6/15/25	3,000,000	3,522,090
5.00% 6/15/26	2,000,000	2,338,240
New Jersey Transportation Trust Fund Authority Series B 5.50% 6/15/31	10,000,000	12,342,001
New York City, New York Industrial Development Agency (Yankee Stadium)
7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,247,580
New York City, New York Transitional Finance Authority Future Tax Secured
Fiscal 2011 Series D 5.00% 2/1/26	3,000,000	3,729,840
Series C 5.25% 11/1/25	6,000,000	7,563,300
Series D 5.00% 2/1/31	200,000	201,514
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	1,000,000	1,086,310
New York State Dormitory Authority State Personal Income Tax Revenue
Series B 5.25% 3/15/38	6,000,000	7,364,100
Puerto Rico Sales Tax Financing Corporation Tax Revenue
Ω(Convertible Capital Appreciation Bonds)
Series A 5.75% 8/1/37	5,000,000	5,580,300
Series A 6.75% 8/1/32	3,890,000	4,112,314
Series C 5.00% 8/1/40	6,000,000	6,651,120
Series C 6.00% 8/1/39	2,250,000	2,595,105
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1-Bay
Meadows) 6.00% 9/1/42	1,000,000	1,108,950
Tampa, Florida Sports Authority Revenue Sales Tax (Tampa Bay Arena Project)
5.75% 10/1/20 (NATL-RE)	1,000,000	1,119,380

^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	4,740,000	3,260,836
		110,904,707
State General Obligation Bonds – 7.05%
California State 5.25% 11/1/40	3,795,000	4,551,078
California State Various Purposes
5.00% 9/1/41	6,250,000	7,229,125
6.00% 4/1/38	4,060,000	5,045,037
6.50% 4/1/33	2,570,000	3,305,277
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	2,695,000	3,121,160
5.00% 6/15/29	2,050,000	2,357,685
North Carolina State Public Improvement Series A 5.00% 5/1/20	10,585,000	13,618,448
North Carolina State Refunding Series C 5.00% 5/1/22	2,950,000	3,893,853
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/23	500,000	518,430
(Un-Refunded Balance) Series A 5.125% 7/1/31	4,415,000	4,419,636
		48,059,729
Transportation Revenue Bonds – 9.93%
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	5,160,000	6,157,686
Maryland Economic Development Corporation Revenue (Transportation Facilities Project)
Series A 5.75% 6/1/35	5,075,000	5,808,338
New York State Thruway Authority General Revenue Series H 5.00% 1/1/19 (NATL-RE)	6,240,000	7,552,271
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/24	3,345,000	4,020,322
•Series E-3 5.75% 1/1/38	2,000,000	2,292,260
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien
Series A 5.00% 7/1/26	1,800,000	2,129,634
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	4,735,000	5,664,528
6.50% 12/1/28	5,500,000	6,136,845
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	5,995,000	7,223,196
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)	5,715,000	7,197,985
7.00% 6/30/40
7.50% 6/30/33	1,560,000	2,041,572
(Mobility Partners) 6.875% 12/31/39	5,500,000	6,799,705
Texas Transportation Commission First Tier Series A 5.00% 8/15/41	4,175,000	4,739,836
		67,764,178
Water & Sewer Revenue Bonds – 3.57%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	5,500,000	6,751,910
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	4,000,000	4,954,760
Fiscal 2012 Series BB 5.25% 6/15/44	5,395,000	6,494,501
San Francisco, California City & County Public Utilities Commission Water Revenue
Series F 5.00% 11/1/27	5,000,000	6,125,100
		24,326,271
Total Municipal Bonds (cost $587,551,222)		673,485,182

Total Value of Securities – 98.72%
(cost $587,551,222)		673,485,182
Receivables and Other Assets Net of Liabilities – 1.28%		8,760,117
Net Assets Applicable to 54,458,148 Shares Outstanding – 100.00%		$682,245,299

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
GNMA – Government National Mortgage Association collateral
NATL-RE – Insured by National Public Finance Guarantee Corporation
PSF – Insured by the Permanent School Fund
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2009–August 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$587,739,877
Aggregate unrealized appreciation	$87,145,035
Aggregate unrealized depreciation	(1,399,730)
Net unrealized appreciation	$85,745,305

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$673,485,182

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 3.00% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of November 30, 2012, the Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 12.34% and 22.04%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free USA Intermediate Fund

November 30, 2012

	Principal
	Amount	Value
Municipal Bonds – 97.93%
Corporate Revenue Bonds – 10.84%
Alabama 21st Century Authority Revenue Series A
5.00% 6/1/19	$365,000	$443,490
5.00% 6/1/20	1,905,000	2,345,017
5.00% 6/1/21	2,735,000	3,404,829
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project) 6.50% 5/1/17	2,305,000	2,578,788
•Chesapeake, Virginia Economic Development Authority Pollution Control Revenue
(Electric & Power Co. Project) Series A 3.60% 2/1/32	1,150,000	1,155,486
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	1,740,554
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,750,000	3,132,113
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	8,647,919
6.25% 6/1/24	7,500,000	8,509,949
Indianapolis, Indiana Airport Authority Revenue Special Facilities
(Federal Express Corp. Project) 5.10% 1/15/17 (AMT)	750,000	848,048
Iowa Finance Authority Pollution Control Facilities Revenue (Interstate Power) 5.00% 7/1/14 (FGIC)	2,000,000	2,126,860
•Maricopa County, Arizona Corporation Pollution Control Revenue (Public Service - Palo Verde Project)
Series B 5.20% 6/1/43	6,000,000	6,959,579
Maryland Economic Development Corporation Pollution Control Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	2,050,000	2,265,394
(Potomac Electric Project) 6.20% 9/1/22	1,780,000	2,217,524
Michigan State Strategic Fund Limited Obligation Revenue (Dow Chemical Project)
Series B-2 6.25% 6/1/14	4,500,000	4,867,380
•Mobile, Alabama Industrial Development Board Pollution Control Revenue
(Alabama Power Co.) Series B 4.875% 6/1/34	1,625,000	1,645,524
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) 4.875% 9/15/19 (AMT)	4,000,000	4,117,360
Niagara Area Development (Covanta Energy Project) Series B 4.00% 11/1/24	2,940,000	2,981,131
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(First Energy)
Series A 5.70% 2/1/14	2,225,000	2,333,135
Series A 5.70% 8/1/20	4,320,000	5,222,188
Series C 5.625% 6/1/18	3,370,000	3,937,542
•Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Shipping Port) Series A 3.375% 12/1/40	5,000,000	5,174,300
Salt Verde, Arizona Financial Corporation Senior Gas Revenue 5.25% 12/1/24	3,050,000	3,647,099
Tobacco Settlement Financing Corporation, New Jersey Series 1A
5.00% 6/1/18	5,175,000	5,883,353
5.00% 6/1/41	4,525,000	4,093,044
Valdez, Alaska Marine (BP Pipelines Project) Series B 5.00% 1/1/21	6,675,000	8,267,120
		98,544,726
Education Revenue Bonds – 6.54%
Boise, Idaho State University Revenue (General Project) Series A 4.00% 4/1/19	1,000,000	1,173,330
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/26	1,000,000	983,870
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	3,150,000	3,583,409
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue
(CDFI Phase I, LLC Project) Series B 5.50% 10/1/20	805,000	847,399
Clifton, Texas Higher Education Finance Corporation Revenue (Uplift Education)
Series A 6.00% 12/1/30	1,100,000	1,282,985
Connecticut State Health & Educational Facilities Authority Revenue (Yale University)
Series A-1 5.00% 7/1/25	5,000,000	6,106,750
Grand Traverse, Michigan Public School Academy Revenue 5.00% 11/1/36	1,000,000	921,400
Marietta, Georgia Development Authority Revenue (Life University Income Project) 6.25% 6/15/20	990,000	1,050,697
Massachusetts State Development Finance Agency Revenue (Harvard University)
Series B-1 5.25% 10/15/29	1,670,000	2,110,129
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institution Technology) Series M 5.25% 7/1/20	3,000,000	3,944,550

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue
(Belmont University Project)
5.00% 11/1/27	660,000	750,875
5.00% 11/1/28	550,000	621,495
5.00% 11/1/30	600,000	671,106
Nassau County, New York Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) Series A 4.75% 3/1/26	1,760,000	1,977,518
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/21	3,025,000	3,751,635
5.00% 7/1/31	1,000,000	1,157,790
New York State Dormitory Authority
(Non State Supported Debt - Rockefeller University) Series A 5.00% 7/1/27	1,055,000	1,301,743
(Non State Supported Debt - St. Joseph's College) 5.25% 7/1/25	1,000,000	1,091,450
Ohio State Higher Educational Facility Revenue (John Carroll University) 5.50% 11/15/18	335,000	346,755
Pennsylvania State Higher Educational Facilities Authority Revenue (Drexel University)
Series A 5.25% 5/1/25	5,290,000	6,444,278
Private Colleges & Universities Authority, Georgia Revenue (Mercer University Project)
Series A 5.25% 10/1/27	2,020,000	2,372,106
Series C 5.25% 10/1/23	600,000	720,060
Series C 5.25% 10/1/27	2,100,000	2,491,923
Troy, New York Capital Resource Corporation Revenue (Rensselaer Polytechnic)
Series B 5.00% 9/1/18	2,500,000	3,007,700
University of California Series A 5.125% 5/15/20 (AMBAC)	175,000	178,936
University of Minnesota Series A 5.00% 12/1/17	5,040,000	6,098,652
University of North Carolina at Chapel Hill 5.00% 12/1/31	3,490,000	4,092,967
University of Virginia General Revenue Series B
5.00% 6/1/20	205,000	209,746
5.00% 6/1/21	205,000	209,746
		59,501,000
Electric Revenue Bonds – 3.20%
California State Department Water Resources Power Supply Revenue
Series L 5.00% 5/1/19	6,000,000	7,548,960
Series N 5.00% 5/1/21	3,580,000	4,647,019
Metropolitan Government Nashville & Davidson County, Tennessee Electric Revenue
Series B 5.50% 5/15/14	1,000,000	1,075,230
Nebraska Public Power District Revenue (General) Series C
5.00% 1/1/23	1,250,000	1,455,125
5.00% 1/1/24	1,000,000	1,164,100
5.00% 1/1/26	1,100,000	1,272,942
Rochester, Minnesota Electric Utilities Revenue Series C 5.00% 12/1/18 (NATL-RE)	2,000,000	2,315,260
Salt River, Arizona Project Agricultural Improvement & Power District Series A 5.00% 12/1/28	7,735,000	9,670,684
		29,149,320
Healthcare Revenue Bonds – 8.96%
Allegheny County, Pennsylvania Municipal Development Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 9/1/14	4,000,000	4,309,360
Berks County, Pennsylvania Hospital Authority Revenue (Reading Hospital & Medical Center Project)
Series A-3 5.25% 11/1/24	4,405,000	5,190,147
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project)
7.125% 7/1/29	2,250,000	2,896,403
California Health Facilities Financing Authority Revenue (Scripps Health) Series A 5.00% 11/15/32	4,250,000	5,013,895
California Statewide Communities Development Authority Revenue (Kaiser Permanente)
Series A 5.00% 4/1/19	5,325,000	6,412,738
Cleveland-Cuyahoga County, Ohio Port Authority Revenue (Saint Clarence - Geac)
Series A 6.125% 5/1/26	715,000	719,190
Dauphin County, Pennsylvania General Authority Health System Revenue (Pinnacle Health System Project)
Series A 6.00% 6/1/29	3,400,000	3,962,054
Laramie County, Wyoming Hospital Revenue (Cheyenne Regional Medical Center Project)
5.00% 5/1/23	1,000,000	1,180,820
5.00% 5/1/25	1,175,000	1,369,780
•Maryland State Health & Higher Education Facilities Authority Revenue (John Hopkins Health Systems)
5.00% 5/15/46	790,000	807,080
Minneapolis, Minnesota Health Care System Revenue (Fairview Health) Series A 6.375% 11/15/23	3,710,000	4,538,220
Minneapolis, Minnesota Revenue (National Marrow Donor Program Project)
5.00% 8/1/16	4,720,000	5,157,638
5.00% 8/1/18	2,500,000	2,808,975
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health) Series A
5.00% 7/1/22	650,000	787,124
5.00% 7/1/23	145,000	173,609
5.00% 7/1/24	2,000,000	2,403,040
New York State Dormitory Authority Revenue Non State Supported Debt
(Memorial Sloan-Kettering Cancer Center) Series 1
4.00% 7/1/21	1,600,000	1,900,544
5.00% 7/1/21	570,000	719,933
5.00% 7/1/24	2,595,000	3,279,431
(North Shore LI Jewish) Series A 5.00% 5/1/23	4,000,000	4,781,400
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,356,660

North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	780,000	809,156
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group) Series A
5.00% 1/1/17	2,000,000	2,322,560
5.00% 1/1/18	1,000,000	1,192,110
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	670,000	801,394
•Rochester, Minnesota Health Care Facilities Revenue (Mayo Clinic)
Series A 4.00% 11/15/30	4,300,000	5,039,729
Series C 4.50% 11/15/38	2,540,000	3,137,662
St. Louis Park, Minnesota Health Care Facilities Revenue (Nicollet Health Services)
Series C 5.50% 7/1/18	4,240,000	5,039,070
St. Mary Hospital Authority, Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.25% 11/15/16	1,200,000	1,286,832
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue
(Health East Project) 6.00% 11/15/25	1,000,000	1,067,050
		81,463,604
Housing Revenue Bond – 0.51%
Puerto Rico Housing Finance Authority Subordinate (Capital Fund Modernization) 5.50% 12/1/16	4,120,000	4,684,481
		4,684,481
Lease Revenue Bonds – 4.38%
California Statewide Communities Development Authority Revenue (Inland Regional Center Project)
5.25% 12/1/27	3,645,000	4,005,053
Golden State, California Tobacco Securitization Corporation Settlement Revenue Refunding
Asset-Backed Series A	1,170,000	1,172,995
5.00% 6/1/18
5.00% 6/1/21 (AMBAC)	1,000,000	1,002,560
Idaho Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,570,588
Los Angeles County, California (Disney Concert Hall Parking)
5.00% 3/1/22	375,000	459,784
5.00% 9/1/22	1,100,000	1,353,572
5.00% 3/1/23	2,395,000	2,940,773
New Jersey Economic Development Authority (School Facilities Construction)
Series EE 5.00% 9/1/18	6,875,000	8,326,312
New York City, New York Industrial Development Agency Trips Series A 5.00% 7/1/22 (AMT)	735,000	800,349
New York State Dormitory Authority Revenue (Third General Resolution - State University Educational Facilities)
Series A 5.00% 5/15/23	2,170,000	2,804,617
Public Finance Authority, Wisconsin Airport Facilities Revenue (Senior Obligation Group) 5.00% 7/1/22 (AMT)	3,925,000	4,247,831
Tobacco Settlement Financing New York Revenue (Asset-Backed) Series B 5.00% 6/1/18	1,000,000	1,207,330
Virginia Commonwealth Transportation Board Transportation Revenue (U.S. Route 58 Corridor Development)
Series B 4.75% 5/15/21	7,460,000	7,900,811
		39,792,575
Local General Obligation Bonds – 9.63%
California State Refunding (Various Purpose) 5.00% 9/1/22	1,655,000	2,141,818
Chicago, Illinois Board of Education Refunding Dedicated Revenue Series B 5.00% 12/1/23 (AMBAC)	3,500,000	3,974,460
Chicago, Illinois Modern Schools Across Chicago Series J 5.00% 12/1/23 (AMBAC)	2,865,000	3,209,889
Conroe, Texas Independent School District 5.00% 2/15/25 (PSF)	3,865,000	4,727,050
Dallas, Texas 5.125% 2/15/15	3,000,000	3,309,780
Fairfax County, Virginia Refunding & Public Improvement Series A
5.00% 4/1/17	4,000,000	4,760,680
5.00% 4/1/20	10,000,000	12,085,999
5.25% 4/1/14	3,500,000	3,733,030
Henrico County, Virginia Refunding Public Improvement
5.00% 7/15/19	4,000,000	5,073,000
5.00% 7/15/20	5,615,000	7,252,278
Houston, Texas Refunding & Public Improvement Series A
5.00% 3/1/15	3,480,000	3,832,420
5.25% 3/1/28	5,000,000	5,942,200
Los Angeles, California Unified School District (Election 2004) Series G 5.00% 7/1/13 (AMBAC)	2,000,000	2,056,740
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	4,151,875
Series G 5.25% 8/1/15	1,000,000	1,056,380
Series I 5.00% 8/1/21	995,000	1,071,147
Series J 5.50% 6/1/23	15,000	15,393
Subseries D-1 5.00% 10/1/30	4,000,000	4,911,040
South Carolina State Refunding (State Highway) Series A 5.00% 6/1/20	7,905,000	10,180,454
Wake County, North Carolina Refunding Series C 5.00% 3/1/22	3,085,000	4,060,971
		87,546,604
§Pre-Refunded/Escrowed to Maturity Bonds – 4.97%
Benton & Linn Counties, Oregon School District #509J 5.00% 6/1/21-13 (AGM)	1,000,000	1,023,880
California State
Pre-Refunded 5.25% 11/1/17-13	785,000	820,859
Unrefunded 5.25% 11/1/17-13	215,000	224,881
California State Economic Recovery Series A 5.25% 7/1/14	225,000	242,703

Capital Trust Agency, Florida Revenue (Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32-14 (AMT)	1,750,000	1,855,980
Casa Grande, Arizona Tax Revenue 5.00% 4/1/22-14 (AMBAC)	1,600,000	1,697,296
Cuyahoga County, Ohio Revenue (Cleveland Clinic Health) Series A
Pre-Refunded 6.00% 1/1/21-13	510,000	527,146
Unrefunded 6.00% 1/1/21-13	490,000	506,474
Duluth, Minnesota Economic Development Authority Health Care Facilities Revenue
(Benedictine Health System - St. Mary's Hospital)	1,000,000	1,058,060
5.25% 2/15/28-14
5.50% 2/15/23-14	1,000,000	1,061,070
Hampton, Virginia Convention Center Revenue 5.25% 1/15/23-13 (AMBAC)	1,000,000	1,006,300
Lancaster County, Pennsylvania Hospital Authority Revenue (Lancaster General Hospital Project)
5.75% 3/15/21-13	1,000,000	1,041,310
Lansing, Michigan Community College (College Building & Site) 5.00% 5/1/21-13 (NATL-RE)	1,325,000	1,351,619
Los Angeles, California Unified School District (Election 1997) Series F 5.00% 7/1/21-13 (FGIC)	2,880,000	2,960,842
Lunenburg County, Virginia Series B 5.25% 2/1/29-13 (NATL-RE)	715,000	728,306
Maryland State & Local Facilities Loan Capital Improvement First Series 5.00% 3/15/19-17	3,675,000	4,363,364
Miami-Dade County, Florida Educational Facilities Authority Revenue (University of Miami)
Series A 5.00% 4/1/34-14 (AMBAC)	2,500,000	2,653,775
Michigan State Hospital Finance Authority Revenue (Oakwood Obligation Group) 5.50% 11/1/14-13	2,230,000	2,334,855
Middlesex County, New Jersey Improvement Authority Revenue
(County-Guaranteed Open Space Trust Foundation) 5.25% 9/15/20-13	1,000,000	1,039,820
Minnesota State 5.00% 6/1/14	755,000	808,129
New Jersey State Educational Facilities Authority Revenue (Georgian Court College Project)
Series C 6.50% 7/1/33-13	500,000	518,125
New York City, New York Municipal Water Finance Authority Series B 5.00% 6/15/21-14 (AMBAC)	905,000	991,084
New York City, New York
Series I 5.00% 8/1/21-14	5,000	5,390
Series J 5.50% 6/1/23-13	985,000	1,011,231
New York State Dormitory Authority (Brooklyn Law School) Series A 5.50% 7/1/18-13 (RADIAN)	1,000,000	1,030,150
New York State Municipal Bond Bank Agency Special School Purpose Revenue Series C 5.25% 6/1/22-13	1,000,000	1,025,340
North Texas Health Facilities Development Corporation Hospital Revenue
(United Regional Health Care System, Inc. Project) 6.00% 9/1/23-13	1,000,000	1,042,340
•Ohio State Higher Educational Facility Revenue Adjustable Medium Term (Kenyon College Project)
4.70% 7/1/37-13	1,000,000	1,025,110
Ohio State University General Receipts (Ohio State University) Series B
(Pre-refunded) 5.25% 6/1/21-13	820,000	840,812
(Refunded) 5.25% 6/1/21-13	180,000	184,552
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series J 5.50% 7/1/21-14	1,000,000	1,079,970
Puerto Rico Commonwealth Public Improvement Series A 5.25% 7/1/22-13	3,470,000	3,572,469
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	2,000,000	2,159,940
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series A 6.125% 8/1/29-14	70,000	74,776
University of California Revenue
General 2012 Series A 5.125% 5/15/20-13 (AMBAC)	35,000	35,788
Series A 5.125% 5/15/20-13 (AMBAC)	40,000	40,885
University of Oklahoma Research Facilities Revenue 5.00% 3/1/23-13 (AMBAC)	1,065,000	1,077,705
University of Virginia Revenue Series B
5.00% 6/1/20-13	1,045,000	1,069,829
5.00% 6/1/21-13	1,045,000	1,069,829
		45,161,994
Resource Recovery Revenue Bond – 0.07%
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Subordinate Colver Project) Series G 5.125% 12/1/15 (AMT)	600,000	614,874
		614,874
Special Tax Revenue Bonds – 14.28%
Allentown Neighborhood Improvement Zone Development Authority Series A 5.00% 5/1/24	3,795,000	4,359,962
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.00% 9/1/16	1,000,000	1,016,850
Brooklyn Arena Local Development Corporation New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	5,500,000	6,675,295
California State Economic Recovery Series A
5.25% 7/1/14	775,000	835,334
5.25% 7/1/21	2,740,000	3,419,246
Columbia County, Georgia Sales Tax 5.00% 4/1/16	1,265,000	1,451,271
Dallas, Texas Convention Center Hotel Development Revenue Series A
5.00% 1/1/24	3,420,000	3,905,059
5.25% 1/1/23	5,375,000	6,259,026
Guam Government Limited Obligation Revenue (Section 30) Series A
5.375% 12/1/24	1,750,000	1,941,328
5.625% 12/1/29	1,125,000	1,288,485
Louisiana State Citizens Property Insurance Corporation Assessment Revenue
Series C-2 6.75% 6/1/26 (ASSURED GTY)	6,350,000	8,070,659
Massachusetts State School Building Authority Senior Series B 5.00% 10/15/27	4,705,000	5,867,888
@Modesto, California Special Tax Community Facilities District #04-1 (Village 2) 5.15% 9/1/36	1,500,000	1,516,185
New Jersey State Economic Development Authority Revenue
5.00% 6/15/20	210,000	249,163
5.00% 6/15/21	5,425,000	6,477,016
5.00% 6/15/22	1,750,000	2,095,520
5.00% 6/15/23	1,250,000	1,491,913
5.00% 6/15/26	4,100,000	4,793,392

New Jersey State Transportation Trust Fund Authority Series B 5.50% 6/15/31	10,910,000	13,465,121
New York City, New York Transitional Finance Authority Future Tax Secured Subseries A-1 5.00% 11/1/20	2,860,000	3,667,492
New York State Local Government Assistance Corporation Refunding Subordinate Lien Series A
5.00% 4/1/17	8,615,000	10,230,915
5.00% 4/1/20	3,360,000	4,280,539
New York State Urban Development Corporation (Service Contract) Series A-1 5.00% 1/1/18	5,785,000	6,934,422
Pennsylvania Economic Development Financing Authority 5.00% 1/1/22	2,185,000	2,574,935
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue
Series A 6.125% 8/1/29	2,430,000	2,571,912
Series C 5.00% 8/1/22	2,090,000	2,522,233
Series C 6.50% 8/1/35	6,500,000	7,842,575
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,002,190
@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.10% 11/1/19	250,000	252,510
Series B 5.375% 11/1/23	1,000,000	1,010,200
Virgin Islands Public Finance Authority Revenue (Senior Lien Matching Fund Loan)
Series A 5.25% 10/1/22	1,785,000	1,903,899
Washington State Motor Vehicle Fuel Tax Series B 5.00% 7/1/16	4,250,000	4,919,843
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
^(Capital Appreciation - Sales Tax Subordinate Lien) 6.70% 6/1/21	4,745,000	3,264,275
Wyoming State Loan & Investment Board Facilities Revenue 5.00% 10/1/24	1,550,000	1,673,504
		129,830,157
State General Obligation Bonds – 15.19%
California State Refunding
5.00% 2/1/20	4,250,000	5,335,620
5.00% 2/1/31	1,390,000	1,659,938
California State Various Purpose
5.00% 10/1/18	5,000,000	6,154,900
5.25% 9/1/28	7,750,000	9,473,833
Connecticut State Economic Recovery Series A 5.00% 1/1/16	7,700,000	8,738,191
Connecticut State Series C 5.00% 11/1/24	2,000,000	2,407,500
Georgia State
Series A 5.00% 7/1/22	7,380,000	9,767,134
Series B 5.00% 7/1/17	4,810,000	5,771,952
Illinois State Refunding Series B 5.00% 1/1/13	2,000,000	2,008,220
Maryland State & Local Facilities Loan Capital Improvement
Second Series 5.00% 8/1/17	1,500,000	1,743,810
Series B 5.00% 3/1/18	1,930,000	2,362,397
Massachusetts State Consolidated Loan Series C 5.50% 11/1/15	4,090,000	4,686,445
Minnesota State
(Unrefunded) 5.00% 6/1/14	145,000	155,298
(Various Purpose) Series A 5.00% 8/1/20	3,495,000	4,517,707
Minnesota State Various Purpose Series A 5.00% 8/1/19	7,020,000	8,911,750
Mississippi State Series A 5.00% 10/1/17	4,860,000	5,837,103
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	2,050,000	2,374,167
5.00% 6/15/29	1,200,000	1,380,108
New York State Series A 5.00% 2/15/28	5,000,000	6,149,300
North Carolina State Public Improvement Series A 5.00% 3/1/15	1,200,000	1,325,328
North Carolina State Refunding
Series A 5.00% 3/1/16	3,000,000	3,441,510
Series A 5.00% 3/1/17	3,000,000	3,560,640
Series B 5.00% 4/1/15	4,000,000	4,432,840
Ohio State Series D 5.00% 9/15/14	3,500,000	3,789,625
Oregon State Series L 5.00% 5/1/26	8,000,000	10,000,079
Pennsylvania State Second Series 5.00% 7/1/20	2,300,000	2,936,709
Puerto Rico Commonwealth Government Development Bank 4.75% 12/1/15 (NATL-RE)	4,765,000	4,904,376
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/16 (ASSURED GTY)	2,110,000	2,340,328
5.25% 7/1/23	1,125,000	1,166,468
Virginia State
Series B 5.00% 6/1/23	2,000,000	2,410,860
Series D 5.00% 6/1/19	5,715,000	7,227,646
Washington State Various Purpose Series A 5.00% 7/1/16	1,000,000	1,157,610
		138,129,392
Transportation Revenue Bonds – 14.19%
Broward County, Florida Airport System Revenue Series O 5.375% 10/1/29	2,000,000	2,354,380
Charlotte, North Carolina Airport Revenue (Charlotte Douglas) Series A 5.00% 7/1/15	750,000	830,970
Chicago, Illinois O' Hare International Airport Revenue General-Airport-Third Lien
Series A 5.00% 1/1/25 (AGM)	3,725,000	4,342,233
Series A-2 5.75% 1/1/20 (AGM) (AMT)	1,000,000	1,045,100
Series C 5.25% 1/1/28	2,150,000	2,502,149

Dallas-Fort Worth, Texas International Airport Revenue Series A
5.00% 11/1/22	680,000	775,860
5.00% 11/1/23	750,000	855,728
5.00% 11/1/24	400,000	456,388
Delaware Transportation Authority Series A 5.00% 7/1/17	5,475,000	6,538,408
Harris County, Texas Metropolitan Transit Authority Sales & Use Tax Revenue Series A 5.00% 11/1/31	3,250,000	3,940,788
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,205,800
5.00% 7/1/26	3,000,000	3,599,340
Idaho Housing & Finance Association Grant Revenue (Antic Federal Highway Transportation)
Series A 5.25% 7/15/21 (ASSURE GTY)	2,760,000	3,333,804
Maryland State Economic Development Revenue (Transportation Facilities Project)
Series A 5.375% 6/1/25	2,535,000	2,909,293
Memphis-Shelby County, Tennessee Airport Authority Revenue Series D 5.00% 7/1/24	4,110,000	4,922,259
Metropolitan, New York Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	2,860,000	3,701,441
Series A 5.00% 11/15/18	2,500,000	3,034,750
Series C 5.00% 11/15/32	4,500,000	5,361,570
Metropolitan, Washington D.C. Airport Authority Systems Revenue
Series A 5.50% 10/1/19 (FGIC) (NATL-RE) (AMT)	1,000,000	1,039,920
Minneapolis - St. Paul, Minnesota Metropolitan Airports Commission Series A 5.00% 1/1/22 (AMBAC)	5,000,000	5,754,300
Missouri State Highways & Transportation Commission State Road Revenue Second Lien 5.25% 5/1/23	1,940,000	2,306,311
North Texas Tollway Authority Revenue (First Tier)
Series A 6.00% 1/1/20	3,925,000	4,732,255
•Series E-3 5.75% 1/1/38	3,750,000	4,297,988
(Special Projects System) Series A 5.00% 9/1/17	1,000,000	1,187,650
Pennsylvania State Turnpike Commission Revenue Series A 5.25% 12/1/20 (AMBAC)	1,230,000	1,345,276
Phoenix, Arizona Civic Improvement Revenue (Junior Lien) Series A 5.00% 7/1/26	7,500,000	8,873,474
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.50% 12/1/28	8,300,000	9,261,056
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,697,417
(PFC/Grant) Series D 5.50% 7/1/28	2,020,000	2,397,174
San Francisco, California City & County Airports Commission
Series B 5.00% 5/1/15	4,000,000	4,428,120
Series D 5.00% 5/1/25	2,000,000	2,432,000
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.125% 7/1/24	3,780,000	4,524,244
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	4,744,038
(Mobility Partners) 7.50% 12/31/31	3,765,000	4,844,350
Texas State Transportation Commission Highway Fund Revenue (First Tier) 5.00% 4/1/18	1,700,000	2,006,306
Triborough, New York Bridge & Tunnel Authority Revenue
Series A 5.00% 11/15/17	1,720,000	2,072,153
Series A 5.00% 1/1/23	4,000,000	5,070,320
•Series B-3 5.00% 11/15/38	1,800,000	2,029,212
Virginia Commonwealth Transportation Board (Capital Projects) Series A-1 5.00% 5/15/16	2,000,000	2,301,720
		129,055,545
Water & Sewer Revenue Bonds – 5.17%
Arizona Water Infrastructure Finance Authority Revenue (Water Quality) Series A
5.00% 10/1/20	1,500,000	1,935,435
5.00% 10/1/21	2,430,000	2,944,966
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25	2,925,000	3,707,759
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,615,060
King County, Washington Sewer Revenue Refunding Series B 5.00% 1/1/14 (NATL-RE)	3,500,000	3,678,815
Massachusetts State Water Pollution Abatement Trust 5.00% 8/1/16	2,170,000	2,531,066
New York City, New York Municipal Water Finance Authority Water & Sewer System
5.00% 6/15/21 (AMBAC)	1,180,000	1,292,242
New York State Environmental Facilities Corporation Revenue
(State Clean Water & Drinking Water Revolving Foundation)
Series A 5.00% 6/15/22	1,405,000	1,703,001
Series D 5.00% 9/15/23	3,360,000	4,008,614
Series K 5.50% 6/15/15	3,500,000	3,956,645
Portland, Oregon Sewer System Revenue (First Lien) Series A 5.00% 6/15/18	4,000,000	4,899,400
San Francisco, California City & County Public Utilities Commission
Series A 5.00% 11/1/27	7,430,000	9,254,213
Series D 5.00% 11/1/16	3,000,000	3,511,200
		47,038,416
Total Municipal Bonds (cost $807,871,886)		890,512,688
Short-Term Investments– 0.41%
¤Variable Rate Demand Notes – 0.41%
Arizona Health Facilities Authority (Catholic West)
Series A 0.17% 7/1/35 (LOC - JPMorgan Chase Bank)	500,000	500,000
California Health Facilities Financing Authority Revenue (Adventist Health System)
Series B 0.13% 9/1/25 (LOC - Wells Fargo Bank)	200,000	200,000
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federal)
Series B-3 0.18% 12/1/34 (LOC – TD Bank)	250,000	250,000
Series D-5 0.18% 5/1/38 (LOC - JPMorgan Chase Bank)	250,000	250,000
Series D-5 0.18% 10/1/38 (LOC - JPMorgan Chase Bank)	750,000	750,000

Lancaster County Hospital Authority Revenue (Masonic Homes Project)
Series D 0.19% 7/1/34 (LOC - JPMorgan Chase Bank)	550,000	550,000
Southeastern Pennsylvania Transportation Authority Revenue 0.16% 3/1/22 (LOC – PNC Bank)	250,000	250,000
St. Paul, Minnesota Housing & Redevelopment Authority Revenue
(Allina Health System) Series B-1 0.18% 11/15/35 (LOC - JPMorgan Chase Bank)	250,000	250,000
(Minnesota Public Radio Project) 0.19% 5/1/22 (LOC - JPMorgan Chase Bank)	700,000	700,000
Total Short-Term Investments (cost $3,700,000)		3,700,000

Total Value of Securities – 98.34%
(cost $811,571,886)		894,212,688
Receivables and Other Assets Net of Liabilities – 1.66%		15,111,038
Net Assets Applicable to 71,852,314 Shares Outstanding – 100.00%		$909,323,726

•Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
@Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $2,778,895, which represented 0.31% of the Fund's net assets. See Note 3 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of November 30, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
FGIC – Insured by Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
PSF – Guaranteed by Permanent School Fund
RADIAN – Insured by Radian Asset Assurance
SPA – Stand-by Purchase Agreement

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Tax Free Fund – Delaware Tax-Free USA Intermediate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At November 30, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$811,571,886
Aggregate unrealized appreciation	$82,728,923
Aggregate unrealized depreciation	(88,121)
Net unrealized appreciation	$82,640,802

For federal income tax purposes, at August 31, 2012, capital loss carryforwards of $5,428,954 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,428,954 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$2,186,972	$-

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, which may include prior transaction prices (acquisition cost), that did not occur during the period, financial or news information released by the company, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of November 30, 2012:

Level 2
Municipal Bonds	$890,512,688
Short-Term Investments	3,700,000
Total	$894,212,688

During the period ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2012, 6.12% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of November 30, 2012, the Fund invested in municipal bonds issued by the states of California and New York that constituted approximately 11.01% and 14.06%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Standard & Poor's, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: